As filed with the Securities and Exchange Commission on March 26, 1999
                                                               Registration Nos.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    Form N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        |X|

                         PRE-EFFECTIVE AMENDMENT NO. ___                     |_|
                        POST-EFFECTIVE AMENDMENT NO. ___                     |_|
                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    |X|
                                AMENDMENT NO. ___                            |_|

                                ----------------

                            GAMNA SERIES FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                ----------------

                                 180 Maiden Lane
                            New York, New York 10038
                    (Address of principal executive offices)
        Registrant's Telephone Number, including Area Code: 212-480-1900

                                 Mark P. Bronzo
                         Groupama Asset Management N.A.
                                 180 Maiden Lane
                            New York, New York 10038
                     (Name and Address of agent for service)

                                ----------------

                                   Copies to:
                              Cynthia Cobden, Esq.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                            New York, New York 10017

                                ----------------

   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                                ----------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of Shares of Registrant and any series thereof.

================================================================================

                            GAMNA SERIES FUNDS, INC.

                              CROSS REFERENCE SHEET

Item Number Form N-1A,
Part A                              Prospectus Caption
----------------------              ------------------

1(a)                                Cover Page

1(b)                                Back Cover Page

2 The Fund At A Glance; The Fund's Main Investment Strategy; The Main Risks of Investing in the Fund

3                                   Fees and Expenses

4 The Fund At A Glance; The Fund's Main Investment Strategy; The Main Risks of Investing in the Fund

5                                   Not Applicable

6                                   Management of the Fund

7 Shareholder Information: Sales Charge and Choosing a Share Class, Pricing of Fund Shares; How to Open Your Fund Account, Minimum Investments; How to Purchase Shares, Types of Account Ownership, Tax-Deferred Accounts, How To Redeem Shares, Payment of Redemption Proceeds, Written Instructions, Signature Requirements Based on Account Type, Signature Guarantee, How to Obtain a Signature Guarantee, Shareholder Services and Account Policies

8                                   Distributions and Taxes

9                                   Not Applicable

Item Number Form N-1A,              Statement of Additional
Part B                              Information Caption
---------------------               -------------------

10                                  Cover Page; Table of Contents

11                                  The Fund

12                                  The Fund; Investment Policies and
                                    Restrictions

13                                  Management of the Company and the Fund

14 Management of the Company and the Fund - GAMNA; General Information - Control Persons and Principal Holders

15                                  Management of the Company and the
                                    Fund; Distribution and
                                    Sub-Administration Agreement; Transfer
                                    Agent and Custodian; Distribution Plans

16                                  Investment Policies and Restrictions:
                                    Portfolio Transactions and Brokerage
                                    Allocation

17                                  General Information - Description of
                                    Shares, Voting Rights and Liabilities

18                                  Determination of Net Asset Value; Purchase,
                                    Redemptions and Exchanges

19                                  Distributions; Tax Matters

20                                  Management of the Company and the
                                    Fund; Distribution and
                                    Sub-Administration Agreement

21                                  Not Applicable

22                                  Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     Subject to Completion, dated March 26, 1999

PROSPECTUS
June __, 1999

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                GAMNA Focus Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved of securities of this Fund or determined if this prospectus is accurate or complete. It is a crime to state otherwise.

                                    CONTENTS

THE FUND AT A GLANCE ......................................................    1
THE FUND'S MAIN INVESTMENT STRATEGY .......................................    1
THE MAIN RISKS OF INVESTING IN THE FUND ...................................    3
FEES AND EXPENSES .........................................................    4
PAST PERFORMANCE OF PRIVATE ACCOUNTS ......................................    6
MANAGEMENT OF THE FUND ....................................................    7
SHAREHOLDER INFORMATION ...................................................    9
DISTRIBUTIONS AND TAXES ...................................................   19
GLOSSARY OF INVESTMENT TERMS ..............................................  A-1

                              THE FUND AT A GLANCE

            The Fund's investment objective is long-term growth of capital. The Fund is non-diversified and will seek to achieve its objective by normally concentrating its investments in a core position of 20-30 common stocks. The investment adviser for the Fund is Groupama Asset Management N.A. (the "Adviser" or "GAMNA").

                       THE FUND'S MAIN INVESTMENT STRATEGY

Investment Objective

            The Fund's investment objective is long-term growth of capital.

Types of Investments

            The GAMNA Focus Fund invests primarily in common stocks selected for their growth potential. The Portfolio Manager utilizes both a "top down" and "bottom up" approach in constructing the portfolio. The "top down" approach is a screening process which narrows the available number of stock investments from thousands of large cap stocks to several hundred potential stock ideas. The "top down" approach takes into consideration such macro-economic factors as Federal Reserve Policy, interest rates, inflation, and the domestic economy. This approach helps the Portfolio Manager focus his analysis on the most attractive business sectors within the overall market. The "bottom-up" analysis is then performed on potential stock ideas in these targeted business sectors by identifying individual companies with both attractive earnings potential and sustainable growth characteristics that may not be recognized by the market at large. Twelve month target prices are established for all individual companies reviewed, with minimum hurdle rates of capital appreciation potential required before a stock will be added to the portfolio. Realization of income is not a significant investment consideration. Any income realized on the GAMNA Focus Fund's investments will be incidental to its objective.

            Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and American, Global or other types of Depositary Receipts of companies with market capitalization of $1 billion or more which the Adviser believes have growth potential.

            The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Fund's Portfolio Manager, the securities of a particular issuer will appreciate in value due to a specific development with respect to that issuer. These are described in more detail below.

            The Fund may invest up to 20% of its total assets in high-quality money market instruments, repurchase agreements, U.S. Government obligations, short-term debt securities and investment grade bonds, notes and debentures. In addition, the Fund may invest without limit in U.S. Government obligations and short-term debt securities or money market instruments if the

Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests.

            The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

            The following questions are designed to help you better understand an investment in the Fund.

Q: What is the main risk of investing in the Fund?

A: Since the Fund usually invests heavily in common stocks, the fundamental risk is that the value of the stocks the Fund holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. These risks are described in more detail below under "The Main Risks of Investing in the Fund".

Q: What is meant by "market capitalization"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Under normal market conditions, the Fund will invest at least 80% of its total assets in companies with market capitalization of $1 billion or more.

Q: How frequently will securities be purchased and sold?

A: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Fund's portfolio whenever the Portfolio Manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. To a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains.

Q: What is a "special situation"?

A: A special situation arises when the Adviser believes that the securities of an issuer will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

                     THE MAIN RISKS OF INVESTING IN THE FUND

            All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

            The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the individual companies selected for the Fund's portfolio.

            The Fund can invest in depositary receipts which are securities issued by financial institutions (like banks or trust companies) which represent ownership in underlying securities issued by foreign companies. These securities carry additional risks associated with investing in foreign securities, such as changes in currency exchange rates, lack of public information about the foreign company and political, social and economic instability in the company's country. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

            If the Fund trades securities actively, transaction costs will be increased which will lower performance and could increase taxable dividends.

            Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

            If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements, U.S. Government obligations or short-term debt securities, it could reduce the Fund's potential returns. In addition, the value of debt securities tends to fall when prevailing interest rates rise which could affect the value of the Fund's shares. Short-term debt securities are generally less sensitive to interest rate changes than longer-term securities.

            The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund would. As a result, the value of its shares will be more sensitive to economic problems affecting those issuers. Since the Fund may invest in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio.

                                FEES AND EXPENSES

            The following tables show the fees and expenses charged when you own shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)

                                                         Maximum Deferred Sales
                               Maximum Sales Charge      Charge (Load) shown as
                               (Load) when you buy       lower of original
                               shares, shown as % of     purchase price or
                               the offering price(1)     redemption proceeds
--------------------------------------------------------------------------------
Class A Shares                           5.75%                     None
--------------------------------------------------------------------------------
Class B Shares                           None                      5.00%
--------------------------------------------------------------------------------
Class C Shares                           None                      1.00%
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

            The description of the different share classes begins on page 9. A reduced sales charge may be available depending on the size of your investment and other factors.

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)

                                                                  TOTAL
                                                                  ANNUAL FUND
                                     DISTRIBUTION    OTHER        OPERATING
CLASS OF SHARES     MANAGEMENT FEE   (12B-1) FEES    EXPENSES     EXPENSES
-------------------------------------------------------------------------------
CLASS A                                   0.25%
-------------------------------------------------------------------------------
CLASS B                                   0.75%
-------------------------------------------------------------------------------
CLASS C                                   0.75%
-------------------------------------------------------------------------------

            The actual management fee is currently expected to be _____, other expenses are expected to be _____ and the total annual Fund operating expenses are expected not to exceed _____ for Class A shares, ____ for Class B shares and ______ for Class C shares. That is because the Advisor has volunteered not to collect a portion of its fees and to reimburse others. The Advisor may end this arrangement at any time. The Fund may have to repay these waivers and reimbursements to GAMNA in the following two years if the repayment can be made within the total expense limit.

            As of the date of this Prospectus, the Fund had not commenced investment operations. The amounts set forth for "Other Expenses" are therefore based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

            The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o     you invest $10,000
o     you sell all your shares at the end of the period
o     your investment has a 5% return each year, and
o     the Fund's operating expenses remain the same as shown above.

IF YOU SELL YOUR SHARES:

                      1 YEAR        3 YEARS
---------------------------------------------------
CLASS A SHARES*       $             $
---------------------------------------------------
CLASS B SHARES**      $             $
---------------------------------------------------
CLASS C SHARES**      $             $
---------------------------------------------------

*     Assumes sales charge is deducted when shares are purchased.
**    Assumes applicable deferred sales charge is deducted when shares are sold.

IF YOU DON'T SELL YOUR SHARES:

                      1 YEAR        3 YEARS
---------------------------------------------------
CLASS B SHARES        $             $
---------------------------------------------------
CLASS C SHARES        $             $
---------------------------------------------------

This example is for comparison only. Your actual costs may be higher or lower, depending on the amount you invest and the Fund's actual rate of return.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

      The investment results shown below represent the net historical performance of Mark Bronzo with respect to non-fee paying proprietary accounts while employed at SOREMA N.A. Holding Corporation until December 31, 1995 and thereafter for client accounts at GROUPAMA Asset Management N.A. (formerly named Sorema Asset Management). These private accounts have substantially similar investment objectives, policies and strategies to those of the Fund. Mr. Bronzo was the sole portfolio manager responsible for this performance. Mr. Bronzo continues to be primarily responsible for the equity portfolios for clients of GROUPAMA Asset Management N.A., with assistance from Daniel Portanova, and intends to utilize a substantially similar investment approach for the Fund. The performance information is provided to illustrate the past performance of Mr. Bronzo, assisted by Mr. Portanova, in managing substantially similar accounts and does not represent the performance of the Fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the Fund.

                 Net Annualized Returns as Of December 31, 1998

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                    One Year          Three Years        Five Years         Nine Years
                    --------          -----------        ----------         ----------
                12/31/97-12/31/98  12/31/95-12/31/98  12/31/93-12/31/98  12/31/89-12/31/98
                -----------------  -----------------  -----------------  -----------------
GAM Equity           34.16%             36.99%             38.94%             29.26%
S&P 500 Index        29.58%             28.27%             24.06%             17.89%

            The performance information above has been calculated in accordance with recommended Performance Presentation Standards of the Association of Investment Management and Research ("AIMR"), retroactively applied to certain time periods. All performance numbers are audited each year to receive a Level II verification in accordance with AIMR's Performance

Presentation Standards. The data represents sixty-five accounts with assets as of December 31, 1998 of $552 million representing 39% of total assets under management. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the Fund other than $240 million of equity assets which are managed in sub-advisory accounts through a wrap-fee program with different fee structures and which are reflected in a separate composite in accordance with AIMR Standards. The asset-weighted composite dispersion for 1998 was 0.48%. Only portfolios that have been managed for the full year are included in the dispersion calculation.

            The performance numbers above reflect the deduction for investment advisory fees and are net of all transaction costs and expenses. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 1995 and on a trade date basis thereafter.

            The index used for comparison is the S&P 500 Index, an unmanaged index with no expenses, which covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

            The private accounts that are included in the data above are not subject to the same types of expenses as the Fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the private accounts could have been adversely affected if the accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission (the "SEC") and AIMR methodology for calculating performance could result in different performance data for identical time periods.

                             MANAGEMENT OF THE FUND

The Fund's Investment Adviser

            GAMNA is the investment adviser to the Fund and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Fund. GAMNA is located at 180 Maiden Lane, New York, New York 10038.

            GAMNA was formed as a joint venture between Groupama Asset Management and Sorema NA Holding Corp. GAMNA originally was the in-house investment department of Sorema NA Reinsurance which began managing assets in 1989. GAMNA became a separate company and started to manage assets for outside clients in 1995 under the name Sorema Asset Management. In August of 1998, Sorema Asset Management's name was changed to Groupama Asset Management N.A. Mark Bronzo has continually managed the equity assets of these companies since 1989. GAMNA currently serves as investment adviser to individual, corporate, charitable and retirement accounts.

            GAMNA furnishes continuous advice and recommendations concerning the Fund's investments. GAMNA also oversees certain administrative, compliance and accounting services for the Fund. In addition, GAMNA employees serve as officers of the Fund and GAMNA provides office space for the Fund and pays the salaries, fees and expenses of Fund officers and Directors who are affiliated with GAMNA.

Portfolio Manager

            Mark P. Bronzo is the portfolio manager of the Fund and is responsible for making investment decisions and for the day-to-day management of the Fund's portfolio. Mr. Bronzo is assisted by Daniel W. Portanova.

            Mark Bronzo is Senior Vice President, Managing Director and Board Member of GAMNA. Mr. Bronzo is primarily responsible for management of GAMNA's equity accounts. From 1990 to 1998, Mr. Bronzo served as Chief Investment Officer of Sorema N.A. Holding Corporation and was also a Director and Vice President of Fulcrum Insurance Company and Vice President of C&C Consultants, Inc. From 1983 to 1989, Mr. Bronzo worked at General Reinsurance Corporation where he was an Assistant Secretary from 1987 to 1989 and Assistant Portfolio Manager from 1986 to 1989. Mr. Bronzo is a Chartered Financial Analyst and has made numerous appearances on CNBC and Bloomberg television. Mr. Bronzo has an MBA in Finance from New York University and a BA in Economics from Boston College.

            Daniel Portanova is currently Senior Vice President, Managing Director and Board Member of GAMNA. Mr. Portanova is primarily responsible for the management of GAMNA's taxable bond portfolios and for assisting Mr. Bronzo in forecasting Federal Reserve Board policy and analyzing the economic background and relative attractiveness of industry sectors in which GAMNA equity accounts, including the Fund, may invest. From 1993 to 1995, Mr. Portanova was a Managing Director at General Reinsurance Asset Management, with responsibility for the performance of over $4 billion in assets. From 1989 to 1993, Mr. Portanova was a taxable fixed income portfolio manager for General Reinsurance. Mr. Portanova also worked for Smith Barney, Harris, Upham Inc. from 1984 to 1989 as an Institutional Corporate Bond Trader, primarily in the Yankee and Canadian sectors. Mr. Portanova earned an MBA from Duke University's Fuqua School of Business in 1984 and a BA in Economics from Boston College in 1982.

Management Fees

            The Fund pays a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay. The Fund is subject to the following management fee schedule (expressed as an annual rate):

          Average Daily Net                         Annual Rate
           Assets of Fund                          Percentage (%)
           --------------                          --------------

          First $1 Billion                              0.55
          Over $1 Billion                               0.50

            GAMNA and the Fund have entered into an expense limitation agreement. The agreement sets a limit of __% on the operating expenses of the Fund for the next year and requires GAMNA to waive or reimburse fees or expenses if operating expenses exceed that limit. If in the following two years the operating expenses of the Fund are less than the expense limit, the Fund is required to repay GAMNA the amount of expenses previously waived or reimbursed but only to the extent the the Fund's total operating expenses would not exceed the __% limit for that year.

Year 2000

            Preparing for Year 2000 is a high priority for GAMNA which has established a policy to address this issue. The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning on January 1, 2000. GAMNA has updated its own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally.

                            SHAREHOLDER INFORMATION

            This section will help you become familiar with how to establish an account with the Fund. It also explains in detail the different share classes and the types of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

Sales Charges and Choosing a Share Class

            There is a sales charge to buy shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares. Investors may choose Class A, Class B or Class C shares which have different types of charges and are each described below. There are a number of plans and special discounts which can decrease or even eliminate certain of these charges.

            Class A Shares. When you purchase Class A shares you pay a sales charge at the time of purchase. The initial sales charge is deducted directly from the money you invest. As the table shows, the initial sales charge is lower the more you invest and there is no initial sales charge on purchases of $1 million or more. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares are not subject to any sales charges when they are redeemed and have lower combined 12b-1 and service fees than Class B and Class C shares.

                                                    Total Sales Charge
                                           ------------------------------------
                                           As % of Public
                                           Offering Price       As % of Net
Amount of Investment                       per share            Amount Invested
-------------------------------------------------------------------------------
Under $100,000                                  5.75%               6.10%
-------------------------------------------------------------------------------
$100,000 but under $250,000                     3.75%               3.90%
-------------------------------------------------------------------------------
$250,000 but under $500,000                     2.50%               2.56%
-------------------------------------------------------------------------------
$500,000 but under $1,000,000                   2.00%               2.04%
-------------------------------------------------------------------------------
$1,000,000 or more                               None               None

            The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.

            Class B Shares. Class B shares are sold without an initial sales charge, but are subject to a deferred sales charge which is deducted directly from your assets when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares have the benefit of putting all of your dollars to work from the time the investment is made. Class B shares have higher combined 12b-1 and service fees than Class A shares.

                                          Deferred Sales
                         Year                 Charge
                 -------------------------------------------
                           1                    5%
                 -------------------------------------------
                           2                    4%
                 -------------------------------------------
                           3                    3%
                 -------------------------------------------
                           4                    3%
                 -------------------------------------------
                           5                    2%
                 -------------------------------------------
                           6                    1%
                 -------------------------------------------
                           7                   None
                 -------------------------------------------

            Deferred sales charges are calculated from the month you buy your shares. The Fund always sells the shares with the lowest deferred sales charge first.

            Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase.

            Class C Shares. Class C shares are sold without an initial sales charge, which has the benefit of putting all of your dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a deferred sales charge of 1% which is deducted directly from your assets when you sell your shares. The sales charge is based on the lesser of the original cost or the net asset value at the time of the redemption. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. That means you keep paying the higher service and distribution fees as long as you hold your shares. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

            Rule 12b-1 Fees. ________ is the distributor for the Fund. The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares. This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred. Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

            Which Arrangement Is Best For You? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C shares. In almost all cases, if you are a long-term investor planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.

Pricing of Fund Shares

            All purchases and redemptions will be processed at the net asset value or NAV next calculated after your request is received and approved by the Fund (or its designated agent). The Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (the "NYSE") which is normally 4:00 p.m. New York time each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Board of Directors. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

How to Open Your Fund Account

            Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to GAMNA Focus Fund. Send all items to one of the following addresses:

For Overnight Carrier

[Address]

For All Other Inquiries

[Address]

Minimum Investments

To open a new account ...............................................    $10,000
To open a new retirement account ....................................     $2,000
To open a new account with an Automatic Investment Program ..........     $2,000
To add to any type of an account ....................................     $1,000

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

How to Purchase Shares

            Paying for Shares. When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

            o Cash, credit cards, third party checks and credit card checks will not be accepted.

            o     All purchases must be made in U.S. dollars.

            o Checks must be drawn on U.S. banks and made payable to GAMNA Focus Fund.

            o If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

            o If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

            o The Fund reserves the right to reject any specific purchase request.

            If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

            Purchase By Mail. Send your check and written instructions to the address specified above under "How to Open Your Fund Account". If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.

            Purchase By Telephone. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call [telephone #] during normal business hours. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application. If your account is already established, call [telephone #] to request the appropriate form. This option will become effective ten business days after the form is received.

            Purchase By Wire. Purchases may also be made by wiring money from your bank account to your Fund account. Call [telephone #] to receiving wiring instructions.

            Automatic Investment Programs. The Fund, offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible.

      o     Automatic Monthly Investment Program

            You select the day each month that your money ($1000 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call [telephone #] to request the appropriate form.

      o     Payroll Deduction

            If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($1000 minimum) invested directly into your Fund account. To obtain information on establishing this option, call [telephone #].

Types of Account Ownership

            If you are investing in the Fund for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call [telephone #].

            o Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

            o A Gift or Transfer to Minor (UGMA or UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

            o Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

            o Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Deferred Accounts

            If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax or legal counsel before selecting a tax-deferred account.

            [Name of Custodian] serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $___ for each Fund account, up to a maximum of $___ for two or more Fund accounts registered under the same taxpayer identification number. The Fund reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

            The following plans require a special application. For an application and more details about our Retirement Plans, call [telephone #].

            o Regular and Roth Individual Retirement Accounts ("IRAs"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually.

            o Education IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18.

            o Simplified Employee Pension Plan ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

            o Profit Sharing or Money Purchase Pension Plan: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

            o Section 403(b)(7) Plan: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

How to Redeem Shares

            On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

            Depending on how long you have held your shares, redemptions of Class B and Class C shares may be subject to a deferred sales charge as described above under "Sales Charges and Choosing a Share Class."

            In Writing. To request a redemption in writing, please follow the instructions for written requests on page [12].

            By Telephone. Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling [telephone #] by the close of the regular trading session of the "NYSE" normally 4:00 p.m. New York time. Redemption requests will be processed at the NAV next calculated after receipt and acceptance of the request.

            Systematic Redemption Option. The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call [telephone #].

Payment of Redemption Proceeds

            By Check. Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

            By Electronic Transfer. If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $___ fee per wire and your bank may charge an additional fee to receive the wire.

ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

            If you would like to establish the electronic redemption option on an existing account, please call [telephone #] to request the appropriate form.

            If the shares being redeemed were purchased by check, telephone or through the Automatic Monthly Investment Program, the Fund may delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear.

Written Instructions

            To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed under "How to Open Your Fund Account" and must include the following information:

            o     the name of the Fund
            o     the account number(s)
            o     the amount of money or number of shares being redeemed
            o     the name(s) on the account
            o     the signature(s) of all registered account owners
            o     your daytime telephone number

Signature Requirements Based on Account Type

            o Individual, Joint Tenants, Tenants in Common: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

            o UGMA or UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

            o Sole Proprietor, General Partner: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

            o Corporation, Association: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

            o Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

            o IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

Signature Guarantee

            In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

            o     You request a redemption that exceeds $100,000.

            o You would like the check made payable to anyone other than the shareholder(s) of record.

            o You would like the check mailed to an address which has been changed within 10 days of the redemption request.

            o You would like the check mailed to an address other than the address of record.

            The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. For more information pertaining to signature guarantees, please call [telephone #].

How to Obtain a Signature Guarantee

            A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

Shareholder Services and Account Policies

            Web Site. The Fund maintains a Web site located at http://www.____.com. You can access information such as your account balance and the Fund's NAVs through the Web site. In addition, you may request and/or download a prospectus for the Fund.

            Small Accounts. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to close your Fund account if the balance falls below $___ because you've sold shares. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. You will receive notice before we close your account so that you may increase your account balance to the required minimum.

            Share Certificates. The Fund will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days.

            Telephone Transactions. You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

            It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions.

            Temporary Suspension of Services. The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

            Address Changes. To change the address on your account, call [telephone #] or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                             DISTRIBUTIONS AND TAXES

Distributions

            The Fund will generally distribute its income annually. The Fund's income from dividends and interest and any net realized short-term capital gain are paid to shareholders as ordinary income dividends. Net realized long-term gain is paid to shareholders as capital gain dividends.

Distribution Options

            When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page [12] or calling [telephone number]. The Fund offers the following options:

1. Reinvestment Option. You may reinvest your income dividends and capital gain dividends in additional shares of the same class. This option is assigned automatically if no other choice is made.

2. Cash Option. You may receive your income dividends and capital gain dividends in cash.

3. Reinvest And Cash Option. You may receive either your income dividends or capital gain dividends in cash and reinvest the other in additional shares of the same class.

            The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is canceled. Subsequent distributions may also be reinvested.

Taxes

            The Fund intends to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes to shareholders. If the Fund does not qualify as a regulated investment company for any taxable year or does not meet certain other requirements, the Fund will be subject to tax on all of its taxable income and gains.

            The taxation of dividends will not be affected by the form in which you receive them (cash or additional shares). Ordinary dividends are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends will be taxable as long-term capital gain regardless of on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

            A portion of the ordinary income dividends paid by the Fund may qualify for the 70% dividends-received deduction for corporate shareholders, subject to certain limitations.

            Ordinarily, you are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to you in such a month will be deemed to have been received by you (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

            You will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the shares. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares.

            The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to you if (1) you provide either an incorrect taxpayer identification number or no number at all, (2) you are subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) you have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient."

            Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the proceeding year and the tax status of those distributions. The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

                                                                      APPENDIX A

                      Glossary of Certain Investment Terms

            This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objectives and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

            Bonds, notes and debentures are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

            Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash.

            Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

            Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

            Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by GAMNA to be of comparable quality.

            Money market instruments may include U.S. Government securities, commercial paper and obligations of banks.

            Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

            Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

[BACK COVER]

Statement of Additional Information (SAI)

      The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means that by law it is considered to be a part of this prospectus.

Annual and Semi-Annual Reports

      The Fund will issue annual and semi-annual reports. These reports will contain more information about the Fund's investments and performance. The annual report will also include details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. The first report the Fund will issue will be its semi-annual report for the period ending December 31, 1999.

Contacting the Fund

      You can get a free copy of these documents or ask us any questions by calling [phone #] or writing:

            GAMNA Focus Fund
            [address]

      If you buy your shares through a financial institution, you should contact that institution directly for more information. You can also find information on-line at www.____.com on the internet.

Securities and Exchange Commission (SEC)

      You can write the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

      Public Reference Section of the SEC
      Washington, D.C. 20549-6009
      1-800-SEC-0330

      Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The information contained herein is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, dated March 26, 1999

                            GAMNA Series Funds, Inc.

                                GAMNA Focus Fund

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                  June __, 1999

      This Statement of Additional Information sets forth information about GAMNA Series Funds, Inc. and its portfolio, GAMNA Focus Fund, which may be of interest to investors but which is not necessarily included in the prospectus dated June __, 1999 (the "Prospectus") offering shares of GAMNA Focus Fund. This Statement of Additional Information should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting [ ], the Fund's distributor (the "Distributor"), at the address or phone number listed below.

      This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

      For more information about your account, simply call or write GAMNA Focus Fund at:

                                    1-800-[ ]
                                GAMNA Focus Fund
                                    [Address]

                                Table of Contents

                                                                           Page
                                                                           ----

The Fund ..................................................................   1

Investment Policies and Restrictions ......................................   1

Performance Information ...................................................   6

Determination of Net Asset Value ..........................................   7

Purchases, Redemptions and Exchanges ......................................   7

Distributions; Tax Matters ................................................  10

Management of the Company and the Fund ....................................  15

Distribution Plans ........................................................  17

Distribution Agreement ..................................................... 18

Transfer Agent and Custodian ..............................................  18

Independent Accountants ...................................................  19

Counsel ...................................................................  19

Expenses ..................................................................  19

General Information .......................................................  19

                                    THE FUND

      GAMNA Series Funds, Inc. (the "Company") is an open-end investment company which was organized as a corporation under the laws of the State of Maryland on March 18, 1999. The Company presently consists of a single series, GAMNA Focus Fund (the "Fund"). The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are collectively referred to in this Statement of Additional Information as the "Shares."

      The Board of Directors of the Company provides broad supervision over the affairs of the Company including the Fund. Groupama Asset Management, N.A. ("GAMNA" or the "Adviser") is the investment adviser for the Fund. ________ serves as the Company's administrator (the "Administrator") and supervises the overall administration of the Company, including the Fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies

      The Prospectus sets forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. Except as specifically set forth below under "Investment Restrictions", the investment policies of the Fund (including the Fund's investment objective) are non-fundamental and may be changed without the approval of the shareholders of the Fund. In the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' written notice prior to such a change. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") see Appendix A.

      Depositary Receipts. The Fund may invest in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). These securities carry additional risks associated with investing in foreign securities. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity than comparable domestic securities, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies.

      Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic issuers and obligations of domestic banks.

      U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for

Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury and obligations that are supported by the creditworthiness of the particular instrumentality.

      Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Bank Obligations. Investments in bank obligations are limited to those of U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by GAMNA to meet comparable credit standing criteria.

      Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Investments in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

      Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral, which the Board of Directors believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.

      Borrowings. The Fund may borrow money from banks for temporary or short-term purposes. But the Fund may not borrow money to buy additional securities, which is known as "leveraging."

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

      Other Investment Companies. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

      Securities Loans. The Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by GAMNA to be of good standing and will not be made unless, in the judgment of GAMNA, the consideration to be earned from such loans justifies the risk.

Investment Restrictions

      The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

            (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings;

            (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

            (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

            (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from investing in securities or other instruments backed by physical commodities;

            (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. Investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act; or

            (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

      The following investment restrictions of the Fund may be changed without the approval of the shareholders of the Fund. The Fund may not:

            (1) hold more than 25% of its total assets in securities of any single issuer and, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its total assets in the securities of any one issuer other than obligations of the U.S. government, its agencies and instrumentalities.

            (2) make short sales of securities, including short sales "against the box," or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions.

            (3) invest more than 15% of its net assets in illiquid securities.

            (4) write, purchase or sell any put or call option or any combination thereof.

      If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 Portfolio Transactions and Brokerage Allocation

      Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Manager. Changes in the Fund's investments are reviewed by the Board of Directors of the Company. The Portfolio Manager may serve other clients of GAMNA in a similar capacity.

      The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. The Fund estimates that its portfolio turnover rate will not exceed ______. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. A high turn-over rate could thus make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, GAMNA will weigh the added costs of short-term investment against anticipated gains, and the Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

      Under the Advisory Agreement, GAMNA shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, GAMNA considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to GAMNA, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. GAMNA is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), GAMNA normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

      Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, GAMNA may cause the Fund to pay a broker-dealer which provides brokerage and research services to GAMNA, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. GAMNA reports to the Board of Directors regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      The management fees that the Fund pays to GAMNA will not be reduced as a consequence of GAMNA's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to GAMNA in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to GAMNA in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of GAMNA, GAMNA would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

      In certain instances, there may be securities that are suitable for one or more of the accounts advised by GAMNA. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

      No portfolio transactions are executed with any affiliate of GAMNA or the Distributor, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

      From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of Shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Fund on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund or its classes. The Fund's performance may be compared with indices such as the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

      The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any Shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of Shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of Shares will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses.

      Advertising or communications to shareholders may contain the views of GAMNA as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

      The Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of Shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to Shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                        DETERMINATION OF NET ASSET VALUE

      As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

      Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

      The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined on the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for Shares that remain outstanding.

      Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming Shares and depositing and withdrawing monies from the bank account specified in the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

      Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

      Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the beginning of the ninth year after the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. At the time of the conversion the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

      The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

      Investors may incur a fee if they effect transactions through a broker or agent.

Reduced Sales Charges

      Class A Shares may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any Shares acquired and still held in the Fund and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

      An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such Discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

      A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This would include, but it not limited to, retirement plans under Section 401 or 408 of the Internal Revenue Code. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

      The Fund may sell Class A Shares without an initial sales charge to (i) the Directors of the Company (and their immediate families), (ii) employees (and their immediate families) of GAMNA, (iii) the Fund's Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, (iv) employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of GAMNA Focus Fund Shares), (v) participants in "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA, (vi) and financial institution trust departments investing an aggregate of $1 million or more in GAMNA Focus Fund.

      Purchases of the Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent.

      Initial sales charges on Class A Shares may be waived if the investor is using redemption proceeds received within the prior ninety days from non-GAMNA funds to buy his or her Shares, and on which he or she paid a front-end or contingent deferred sales charge.

      Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both GAMNA and non-GAMNA mutual funds. The money that is invested in GAMNA Focus Fund may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

      No initial sales charge will apply to the purchase of the Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in GAMNA Focus Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

      Purchases of the Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

      The contingent deferred sales charge for Class B and Class C Shares will be waived for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; (vi) an involuntary redemption of an account balance under $500;
(vii) the redemption of Shares by participants in certain wrap-fee or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA.

      The Fund reserve the right to change any of these policies at any time and may reject any request to purchase Shares at a reduced sales charge.

                           DISTRIBUTIONS; TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

      The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

      The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

      If a check representing the Fund distribution is not cashed within a specified period, the Fund will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund. If the Fund does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his Shares.

      The maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) with respect to capital assets held for more than one year.

      If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Section 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares.

      For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

      Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares, as discussed below.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares. Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases Shares reflects undistributed net investment income or net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect taxpayer identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of Shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other Shares within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares. For this purpose, special holding period rules may apply in determining the holding period of Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

State and Local Tax Matters

      Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Effect of Future Legislation

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE COMPANY AND THE FUND

Directors and Officers

      The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

      The Directors and officers of the Company and their principal occupations for at least the past five years are set forth below.

                                                       Principal Occupation(s)
Name, Age, Address          Position Held with Fund    Past 5 Years
------------------          -----------------------    ------------

Mark Bronzo (age 38)*       Director and President     Senior Vice President,
180 Maiden Lane                                        Managing Director and
New York, NY 10038                                     Board Member of GAMNA
                                                       (formerly Sorema Asset
                                                       Management) - 1995 -
                                                       present;
                                                       Chief Investment Officer
                                                       of Sorema N.A. Holding
                                                       Corporation - 1990-1998

Daniel Portanova (age 38)*                             Senior Vice President,
180 Maiden Lane             Director and               Managing Director and
New York, NY 10038          Treasurer                  Board Member of GAMNA -
                                                       1998 - present;
                                                       Managing Director -
                                                       General Reinsurance Asset
                                                       Management - 1993 -1995

--------------------------------------------------------------------------------

      * Asterisks indicate those Directors that are "interested persons" (as defined in the 1940 Act).

      The Board of Directors of the Company presently has an Audit Committee. The members of the Audit Committee are Messrs. [___________________________]. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

Remuneration of Directors and Certain Executive Officers

      Each Director who is not an affiliate of GAMNA receives a fee which consists of an annual retainer of $______ and a meeting fee of $_________ for each meeting attended. Each Director is also reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof.

      The Articles of Incorporation provide that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Directors or in a written opinion of independent counsel, that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

GAMNA

      GAMNA acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of _________, 1999 (the "Advisory Agreement"). Subject to such policies as the Board of Directors may determine, GAMNA is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, GAMNA provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. GAMNA provides a continuous investment program and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. GAMNA also oversees certain administrative, compliance and accounting services for the Fund. GAMNA furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect for an initial two year period and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

      Pursuant to the terms of the Advisory Agreement, GAMNA is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Company on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Directors of the Company, or by GAMNA on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that GAMNA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

      GAMNA (formerly Sorema Asset Management) was formed as a joint venture between Groupama Asset Management and Sorema NA Holding Corp. GAMNA is 80% owned by Groupama Asset Management and 20% owned by Sorema N.A. Holding Corp. Groupama Asset Management is 96.1% owned by Banque Financiero Groupama, which is in turn owned 67.7% by Groupama Finance and 28.7% by AMACAM. Groupama Finance is 100% owned by Groupama S.A. AMACAM is 50% owned by Groupama S.A., 25% owned by SACAM S.A. and 25% owned by CNCA S.A. CNCA S.A. and SACAM S.A. are both controlled by Credit Agricoles. Sorema N.A. Holding Corp. is 100% owned by Sorema (Paris) which is in turn owned 100% by Financiero Sorema. Financiero Sorema is 93.5% owned by Groupama Reassurance. Groupama Reassurance is 36.2% owned by Groupama S.A., 23.45% owned by Groupama Assurances and Services and 40.35% owned by Groupama. Groupama Assurances and Services is 96.03% owned by Groupama S.A. Groupama S.A. is 100% owned by Groupama.

      In consideration of the services provided by GAMNA pursuant to the Advisory Agreement, GAMNA is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, GAMNA may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. The Fund may be required to reimburse GAMNA for any advisory fees waived.

      GAMNA may from time to time, at its own expense out of compensation retained by it from the Fund or other sources available to it, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional __% annually of the average net assets of the Fund attributable to Shares held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by GAMNA.

Administrator

      Pursuant to an Administration Agreement (the "Administration Agreement"), _______ is the administrator of the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, certain accounting, clerical and bookkeeping services, assistance in the preparation of reports to shareholders, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Company of all documents required to be filed for compliance by the Company with applicable laws and regulations including those of the Securities and Exchange Commission and the securities laws of various states; arranging for the computation of performance data, including net asset value; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.

      In consideration of the services provided pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate equal to ____% of the Fund's average daily net assets.

                               DISTRIBUTION PLANS

      The Company has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of each class of Shares as described in the Prospectus. The Distribution Plans provide that each class of Shares shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including payments to selected securities dealers. Promotional activities for the sale of each class of Shares may be conducted generally, and activities intended to promote one class of Shares may also benefit the Fund's other Shares.

      Class B and Class C Shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of up to 4.00% and 1.00%, respectively, of the purchase price of the Shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

      Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A Shares, or 0.25% annualized of the average net asset value of the Class B Shares, or 0.75% annualized of the average net asset value of the Class C Shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

      Each class of Shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

      Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Directors"). The continuance of each Distribution Plan was most recently approved on ___________________. Each Distribution Plan requires that the Company shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of the Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors.

                             DISTRIBUTION AGREEMENT

      The Company has entered into a Distribution Agreement dated __________, 1999 (the "Distribution Agreement") with the "Distributor", pursuant to which the Distributor acts as the Fund's exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Company pays for all of the expenses for qualification of the Shares for sale in connection with the public offering of such Shares, and all legal expenses in connection therewith.

      The Distribution Agreement will continue in effect for an initial two year period and thereafter for successive annual periods only if such continuance is specifically approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

                          TRANSFER AGENT AND CUSTODIAN

      The Company has also entered into a Transfer Agency Agreement pursuant to which _____ acts as transfer agent for the Company. The Transfer Agent's address is [address].

      Pursuant to a Custodian Agreement, _______________ acts as the Custodian of the assets of the Fund and receives such compensation as is agreed upon from time to time. As Custodian provides oversight and record keeping for the assets held in the portfolios of the Fund. The Custodian also provides fund accounting services for the income, expenses and Shares outstanding for the Fund. The Custodian is located at [address].

                             INDEPENDENT ACCOUNTANTS

      [___________________] provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The financial statement included in this Statement of Additional Information has been included in reliance upon the report of ______________, [address], independent accountants of the Fund, given on the authority of that firm as experts in accounting and auditing.

                                     COUNSEL

      _______________ serves as counsel to the Company and the Fund.
_________________, Baltimore, Maryland has issued an opinion regarding the valid issuance of Shares being offered pursuant to the Fund's Prospectus.

                                    EXPENSES

      The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Company. These expenses include investment advisory and administrative fees; the compensation of the Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Company; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares. Distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                               GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

      GAMNA Series Funds, Inc. is an open-end management investment company organized as corporation under the laws of the State of Maryland on March 18, 1999. The Company currently consists of one series of Shares of common stock, par value $.01 per share relating to the GAMNA Focus Fund. The Company has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Company which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Company to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Company shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

      The Fund offers Class A, Class B and Class C Shares. The classes of Shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on certain classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

      Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Shares rather than another.

      The business and affairs of the Company are managed under the general direction and supervision of the Company's Board of Directors. The Company is not required to and does not currently intend to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when required by the 1940 Act and when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders. No material amendment may be made to the Company's Articles of Incorporation without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable.

      Stock certificates are issued only upon the written request of a shareholder. No certificates are issued for Class B Shares due to their conversion feature.

      The Board of Directors has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

Control Persons, Principal Holders and Management Ownership

      As of the date of this Statement of Additional Information, 100% of the issued and outstanding common stock of the Company is owned by GAMNA.

      As of the date hereof, the Directors and officers as a group own less than 1% of the Fund's outstanding Shares, all of which were acquired for investment purposes.

                                 [Audit Report]

                           INDEPENDENT AUDITORS REPORT

The Board of Directors
GAMNA Series Funds, Inc.

We have audited the accompanying balance sheet of GAMNA Focus Fund as of _________, 1999. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of GAMNA Focus Fund at _____, 1999, in conformity with generally accepted accounting principles.

                              FINANCIAL STATEMENTS

                            GAMNA Series Funds, Inc.

                       Statement of Assets and Liabilities
                                   ____, 1999

Assets:
      Cash
      Deferred organization expenses (Note __)
      Total Assets:

Liabilities:
      Organization expenses payable
      Net Assets

Net Assets consist of:
      Paid-in capital
      Net Assets

Shares outstanding

Net asset value, offering and redemption price per share

                 See accompanying notes to financial statement.

                            GAMNA SERIES FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

      GAMNA Series Funds, Inc (the "Company"), an open-end management investment company, has one portfolio, GAMNA Focus Fund (the "Fund"). The Series was incorporated in Maryland on March __, 1999. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

      As of March __, 1999, the Series had no other activity except for matters relating to its organization and the purchase by Groupama Asset Management N.A. ("GAMNA"), the Fund's investment adviser, of __ shares of the Fund.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Note 2. Management and Advisory Fees and Other Transactions

      The Fund has entered into an investment advisory agreement with GAMNA. Pursuant to the agreement, GAMNA manages the investment and reinvestment of the Fund's assets. GAMNA also furnishes office space, personnel and certain facilities required for the performance by GAMNA of the services provided by it to the Fund under the management contract.

      As compensation for its services, the Fund will pay GAMNA a monthly fee at an annual rate, based on its average daily net assets, of between 0.50% and 0.55%.

      GAMNA has voluntarily agreed to impose an expense cap on the total operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) for the Fund at [ ]% for the fiscal year ending June 30, 2000.

Note 3. Organization Expenses

      Organization expenses estimated at $______ have been charged to expense.

                    SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE

A Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share ......................................... $10.00

Maximum Offering Price per Share (an assumed net value of $10.00 per share divided by .9425) (reduced on purchases of $100,000 or more) ...... $10.61

B Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share ......................................... $10.00

C Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share ......................................... $10.00

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

      A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings

      Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

      Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

      C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

      AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

      AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

      A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

      BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI--Bonds rated "CI" are income bonds on which no interest is being paid.

      D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

      Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

      S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

      A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-13"

      A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

      C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in the Statement of Additional Information.

                              GAMNA SERIES FUNDS, INC.

                                     PART C.
                                OTHER INFORMATION

Item 23. Exhibits

Exhibit
Number      Description
------      -----------

(a)     --  Articles of Incorporation of Registrant.
(b)     --  By-Laws of Registrant.
(c)     --  None.
(d)     --  Form of Management Contract between Registrant and Groupama Asset
            Management N.A. relating to the GAMNA Focus Fund.*
(e)     --  Form of Distribution Agreement between Registrant and ___________.*
(f)     --  None.
(g)     --  Form of Custodian Agreement between Registrant and ___________.*
(h)(i)  --  Form of Transfer Agency Agreement between Registrant and
            ____________.*
(h)(ii) --  Form of Administration Agreement between Registrant and____________.*
(h)(iii)--  Share Purchase Agreement.*
(i)     --  Opinion and Consent of Counsel of __________ as to the Legality of
            Securities Being Registered.*
(j)     --  Consent of Independent Accountants.*

----------
* To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      None.

Item 25. Indemnification.

      Reference is made to Article XII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section __ of the Distribution Agreements between the Registrant and _________.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

      The list required by this Item 26 of officers and directors of Groupama Asset Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by Groupama Asset Management, pursuant to the Advisers Act (SEC File No. 801-50836).

Item 27. Principal Underwriter.

      (a) __________ currently acts as distributor for, in addition to the Registrant, __________.

      (b) The information required by this Item 27 with respect to each director, officer or partner of _________ is incorporated by reference to Schedule A of Form BD filed by __________ pursuant to the Securities Exchange Act of 1934 (SEC File No. _______).

      (c) Not applicable.

Item 28. Location of Accounts and Records.

      (1)   [Name of Administrator]
            [Address]

      (2)   [Name of Custodian]
            [Address]

Item 29. Management Services.

      Not applicable.

Item 30. Undertakings.

      The Registrant undertakes to file a post-effective amendment containing certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

                                    SIGNATURES

      Pursuant to the requirements of the Securities Act, as amended, and the Investment Company Act, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 25th day of March, 1999.

                                                 GAMNA SERIES FUNDS, INC.
                                                 (Registrant)


                                                 By: /s/ Mark P. Bronzo
                                                     ---------------------------
                                                     Mark P. Bronzo
                                                     President

      Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                      Title                          Date
       ---------                      -----                          ----

/s/ Mark P. Bronzo           Director and President               March 25, 1999
--------------------------   (principal executive officer)



/s/ Daniel W. Portanova      Director and Treasurer               March 25, 1999
--------------------------   (principal financial and
                             accounting officer)

     EXHIBIT INDEX

Exhibit
Number      Description

Exhibit
Number      Description
------      -----------

(a)     --  Articles of Incorporation of Registrant.
(b)     --  By-Laws of Registrant.
(c)     --  None.
(d)     --  Form of Management Contract between Registrant and Groupama Asset
            Management N.A. relating to the GAMNA Focus Fund.*
(e)     --  Form of Distribution Agreement between Registrant and ___________.*
(f)     --  None.
(g)     --  Form of Custodian Agreement between Registrant and ___________.*
(h)(i)  --  Form of Transfer Agency Agreement between Registrant and
            ____________.*
(h)(ii) --  Form of Administration Agreement between Registrant and____________.*
(h)(iii)--  Share Purchase Agreement.*
(i)     --  Opinion and Consent of Counsel of __________ as to the Legality of
            Securities Being Registered.*
(j)     --  Consent of Independent Accountants.*

----------
* To be filed by amendment.